December 8, 2008

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Diversified Small Cap Value Fund
Touchstone Value Opportunities Fund

Supplement to Prospectuses dated February 1, 2008, as Amended August 12, 2008

Notice of acquisition of Clover Capital Management, Inc.

On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc.  All references to Clover Capital Management, Inc. in the prospectuses should be changed to Federated Clover Investment Advisors.  Federated Clover Investment Advisors will remain headquartered in Rochester, NY.  There are no changes to the portfolio management team or sub-advisory fee of either fund.

303 Broadway • Suite 1100 • Cincinnati, OH  45202-4203
Ph: 800.543.0407 • www.touchstoneinvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.